SEGMENT REPORTING (Tables)	12 Months Ended
Mar. 31, 2026
Segment Reporting [Abstract]
SCHEDULE OF SEGMENT REPORTING

Based on the management’s assessment, the Company determined that it has only one reportable operating segment, as defined by ASC 280. The following tables present the summary information by segment for the fiscal years ended March 31, 2026, 2025 and 2024:

	Years ended March 31,
	2026	2025	2024
Revenues	$29,472	$-	$-
Cost of revenue	(14,304)	-	-
Gross profit	15,168	-	-

Sales and marketing expenses	(244,353)	(716,264)	(1,771,614)
General and administrative expenses	(3,247,350)	(1,838,740)	(1,657,879)
Research and development expenses	(656,363)	(832,565)	(1,459,828)
Total other incomes, net	40,471	11,159	(9,685)
Income tax expense	-	-	-
Net loss	$(4,092,427)	$(3,376,410)	$(4,899,006)